Exhibit 21

                               MMC SUBSIDIARY LIST
                                 AS OF 2/27/2004

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NAME                                                                                      DOMICILE
1302318 Ontario Inc.                                                                      Canada
A. Constantinidi & CIA. S.C.                                                              Uruguay
Actuarios Consultores Asociados                                                           Portugal
Administradora de Inmuebles Fin, S.A. de C.V.                                             Mexico
Admiral Holdings Limited                                                                  England and Wales
Admiral Ireland Limited                                                                   Ireland
Admiral Underwriting Agencies (Ireland) Limited                                           Ireland
Admiral Underwriting Agencies Limited                                                     England and Wales
AFCO Premium Acceptance Inc.                                                              California
AFCO Premium Credit LLC                                                                   Delaware
Affinity Financial Incorporated                                                           Iowa
Affinity Groups Advantage Limited                                                         England and Wales
Albert Willcox & Co. of Canada Ltd.                                                       Canada
Aldgate Investments Limited                                                               Bermuda
Aldgate US Investments                                                                    England and Wales
Alfram Consultores S.A.C.                                                                 Peru
All Asia Sedgwick Insurance Brokers Corporation                                           Philippines
Allied Medical Assurance Services Limited                                                 England and Wales
America Surplus Lines Insurance Company                                                   Mississippi
American Overseas Management Corporation (Canada)                                         Canada
Antah Sedgwick Insurance Brokers Sdn. Bhd.                                                Malaysia
APRIMAN, Inc.                                                                             California
Assivalo Comercial E Representacoes Ltda.                                                 Brazil
Assur Conseils Cecar & Jutheau S.A.                                                       Senegal
Australian World Underwriters Pty Ltd.                                                    Australia
Aviation Risk Management Services Limited                                                 England and Wales
B.K. Thomas & Partners Limited                                                            England and Wales
Balis & Co., Inc.                                                                         Pennsylvania
Bargheon US LLC                                                                           Delaware
Bau Assekuranz Vermittlungs GmbH                                                          Germany
Beneficios Ltda.                                                                          Colombia
Bland Payne (South Aust.) Pty Limited                                                     Australia
Bonnor Holding A/S                                                                        Denmark
Border Insurance Services, Inc.                                                           California
Bowring (Bermuda) Investments Ltd.                                                        Bermuda
Bowring Marine Limited                                                                    England and Wales
Bowring Risk Management Limited                                                           England and Wales

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
BRW Insurance & Financial Services Limited                                                Ireland
BRW Insurance Brokers Limited                                                             Ireland
ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.                                 Mexico
C.T. Bowring & Co. (Insurance) Limited                                                    England and Wales
C.T. Bowring and Associates (Private) Limited                                             Zimbabwe
C.T. Bowring Ireland Limited                                                              Ireland
C.T. Bowring Limited                                                                      England and Wales
California Insurance Services, Inc.                                                       California
Capatho AB                                                                                Sweden
CarLease Luxembourg SA                                                                    Luxembourg
Carpenter Bowring (UK) Limited                                                            England and Wales
Casualty Insurance Company Services, Inc.                                                 California
Cecar Brasil Administracao e Corretagem de Seguros Ltda.                                  Brazil
Claims, Inc                                                                               Texas
Cofast S.A.                                                                               France
Combined Performance Measurement Services Limited                                         Ireland
Companias DeLima S.A.                                                                     Colombia
Confidentia Life Insurance Agency Ltd.                                                    Israel
Confidentia Marine Insurance Agency (1983) Ltd.                                           Israel
Constantinidi Marsh SA                                                                    Uruguay
Consulmercer-Consultores de Gestao, Sociedade Unipessoal, Lda.                            Portugal
Consultores 2020                                                                          Venezuela
Consultores en Garantias, S.A. de C.V.                                                    Mexico
Corporate Pensions & Financial Services Limited                                           Scotland
Corporate Resources Group (Holdings) Ltd.                                                 British Virgin Islands
Corporate Resources Group (UK) Limited                                                    England and Wales
Corporate Risk Limited                                                                    Scotland
Countryside, Inc                                                                          Tennessee
CRG (India) Private Ltd.                                                                  India
CRG (Singapore) Pte Ltd                                                                   Singapore
CRG (Thailand) Ltd.                                                                       Thailand
CRG A/S                                                                                   Denmark
CRG Finland OY                                                                            Finland
CRG Holdings, Inc.                                                                        Philippines
CRG HR SDN BHD                                                                            Malaysia
CRG Iberica, SL                                                                           Spain
CRG Ltd.                                                                                  Hong Kong
CRG S.A.                                                                                  Switzerland
CRG Sverige AB                                                                            Sweden
Cruiselook Limited                                                                        England and Wales

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
Crump E&S of California Insurance Services, Inc.                                          California
Crump E&S of San Francisco Insurance Services, Inc.                                       California
Crump Financial Services, Inc.                                                            Tennessee
Crump Group, Inc.                                                                         Delaware
Crump Insurance Agency Services, Inc.                                                     Delaware
Crump Insurance Services Northwest, Inc.                                                  Washington
Crump Insurance Services of Atlanta, Inc.                                                 Georgia
Crump Insurance Services of Boston, Inc.                                                  Massachusetts
Crump Insurance Services of Colorado, Inc.                                                Colorado
Crump Insurance Services of Florida, Inc.                                                 Florida
Crump Insurance Services of Houston, Inc.                                                 Texas
Crump Insurance Services of Illinois, Inc.                                                Illinois
Crump Insurance Services of Louisiana, Inc.                                               Louisiana
Crump Insurance Services of Memphis, Inc.                                                 Tennessee
Crump Insurance Services of Michigan                                                      Michigan
Crump Insurance Services of Texas, Inc.                                                   Texas
Crump Insurance Services, Inc.                                                            Texas
Crump of New Jersey, Inc.                                                                 New Jersey
Crump of New York, Inc.                                                                   New York
Crump Transportation Insurance Services, Inc.                                             California
Cumberland Brokerage Limited                                                              Bermuda
CVA Consultants, Inc.                                                                     Nevada
Danish Re (Bermuda) Limited                                                               Bermuda
Decision Research Corporation                                                             Massachusetts
DeLima Marsh S.A. - Los Corredores de Seguros S.A.                                        Colombia
DeLima Mercer Agencia de Seguros Ltda.                                                    Colombia
DeLima Mercer Consultoria de Recursos Humanos Ltda.                                       Colombia
Deutsche Post Assekuranz Vermittlungs GmbH                                                Germany
Digitsuper Limited                                                                        England and Wales
Don A. Harris & Associates, Inc.                                                          Nevada
DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH                                      Germany
Elysees Prevoyance Gestion                                                                France
EnBW Versicherungs Vermittlung GmbH                                                       Germany
Encon Group Inc.                                                                          Canada
Encon Holdings, Inc.                                                                      Canada
Encon Reinsurance Managers Inc.                                                           Canada
Encon Underwriting Agency, Inc.                                                           Texas
Encon Underwriting Limited                                                                England and Wales
English Pension Trustees Limited                                                          England and Wales
Epsilon Insurance Company, Ltd.                                                           Cayman Islands

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
Espana Cinco, Inc.                                                                        Delaware
Espana Cuatro, Inc.                                                                       Delaware
Espana Dos, Inc.                                                                          Delaware
Espana Ocho, Inc.                                                                         Delaware
Espana Seis, Inc.                                                                         Delaware
Espana Siete, Inc.                                                                        Delaware
Espana Tres, Inc.                                                                         Delaware
Espana Uno, Inc.                                                                          Delaware
Excess and Treaty Management Corporation                                                  New York
Exmoor Management Company Limited                                                         Bermuda
Fenchurch Insurance Brokers Pty. Limited                                                  Australia
Fernando Mesquida y Asociados SA                                                          Argentina
G. E. Freeman Insurance Agency Limited                                                    Canada
Gaelarachas Teoranta                                                                      Ireland
Galbraith & Green, Inc of Ohio                                                            Ohio
Gem Insurance Company Limited                                                             Bermuda
Gradmann & Holler GbR                                                                     Germany
GSC Grupo de Servicos a Cortoes de Credito S/C Ltda.                                      Brazil
Guy Carpenter & Cia., S.A.                                                                Spain
Guy Carpenter & Co. Labuan Ltd.                                                           Malaysia
Guy Carpenter & Company (Pty) Limited                                                     South Africa
Guy Carpenter & Company AB                                                                Sweden
Guy Carpenter & Company B.V.                                                              Netherlands
Guy Carpenter & Company Corredores de Reaseguros Ltda                                     Chile
Guy Carpenter & Company GmbH                                                              Germany
Guy Carpenter & Company Limited                                                           Canada
Guy Carpenter & Company Limited                                                           Hong Kong
Guy Carpenter & Company Limited                                                           England and Wales
Guy Carpenter & Company Limited                                                           Dublin
Guy Carpenter & Company Peru Corredores de Reaseguros S.A.                                Peru
Guy Carpenter & Company Private Limited                                                   Singapore
Guy Carpenter & Company Pty. Limited                                                      Australia
Guy Carpenter & Company S.r.l.                                                            Italy
Guy Carpenter & Company Venezuela, C.A.                                                   Venezuela
Guy Carpenter & Company, Inc.                                                             Delaware
Guy Carpenter & Company, Inc. of Pennsylvania                                             Pennsylvania
Guy Carpenter & Company, Ltda.                                                            Brazil
Guy Carpenter & Company, S.A.                                                             Belgium
Guy Carpenter & Company, S.A.                                                             France
Guy Carpenter & Company, S.A. (Argentina)                                                 Argentina

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
Guy Carpenter Broking, Inc.                                                               Delaware
Guy Carpenter Colombia Corredores de Reaseguros Ltda.                                     Colombia
Guy Carpenter Facultative Pty. Ltd.                                                       Australia
Guy Carpenter Facultatives S.A.S.                                                         France
Guy Carpenter Insurance Strategy, Inc.                                                    Delaware
Guy Carpenter Japan, Inc.                                                                 Japan
Guy Carpenter Reinmex Corredores de Reaseguros Ltda                                       Colombia
Guy Carpenter Reinmex Intermediario de Reaseguros, S.A. De C.V.                           Mexico
Guy Carpenter Reinsurance Brokers Philippines, Inc.                                       Philippines
Hansen International Limited                                                              Delaware
Healthcare Agencies Limited                                                               England and Wales
Healthcare Risk Management Services, Inc.                                                 Washington
Henry Ward Johnson & Company Insurance Services, Inc.                                     California
Industrial Risks Protection Consultants                                                   Nigeria
Informed Sources Holdings Limited                                                         England and Wales
Informed Sources International Limited                                                    England and Wales
Informed Sources International, Inc.                                                      Delaware
Insbrokers Ltda.                                                                          Uruguay
Insurance Brokers of Nigeria Limited                                                      Nigeria
Inter-Ocean Management (Cayman) Limited                                                   Cayman Islands
Inverbys, S.A. de C.V.                                                                    Mexico
Invercol Ltd.                                                                             Bermuda
IPT Actuarial Services Limited                                                            Ireland
Irish Pension Trustees Limited                                                            Ireland
Irish Pensions Trust Limited                                                              Ireland
Ivoiriennes Assurances Conseil                                                            Ivory Coast
J&H Benefits Plus Inc.                                                                    Philippines
J&H Investments (Bermuda) Ltd.                                                            Bermuda
J&H Marsh & McLennan (Colombia) Ltda.                                                     Colombia
J&H Marsh & McLennan (UK) Limited                                                         England and Wales
J&H Marsh & McLennan Ireland Limited                                                      Ireland
J&H Marsh & McLennan Limited (HK)                                                         Hong Kong
J&H Marsh & McLennan Norway A.S.                                                          Norway
James Wigham Poland International Limited                                                 England and Wales
JHM Holdings, Inc.                                                                        New York
Johnson & Higgins (Bermuda) Limited                                                       Bermuda
Johnson & Higgins (Peru) S.A. Corredores De Seguro                                        Peru
Johnson & Higgins (USVI) Ltd.                                                             Virgin Islands
Johnson & Higgins Consulting (Far East) Ltd.                                              Hong Kong
Johnson & Higgins Holdings Limited                                                        England and Wales

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
Johnson & Higgins Intermediaries (Cayman) Ltd.                                            Cayman Islands
Johnson & Higgins Ireland Limited                                                         Ireland
Johnson & Higgins Limited                                                                 England and Wales
Johnson & Higgins Managment Services, Ltd.                                                Bermuda
Johnson & Higgins Willis Faber (U.S.A.) Inc.                                              New York
Johnson & Higgins Willis Faber Holdings, Inc.                                             New York
Kessler & Co Inc.                                                                         Switzerland
Kessler Prevoyance S.A.                                                                   Switzerland
Legal & Commercial Insurances Limited                                                     Ireland
Les Conseillers Dpt. Inc.                                                                 Canada
Liberty Place Underwriters, Inc.                                                          Delaware
Lippincott & Margulies, Inc.                                                              New York
Llenrup Participaues S.C. Ltda.                                                           Brazil
Lynch Insurance Brokers Limited                                                           Barbados
M&M Insurance Management Canada Ltd.                                                      Canada
M&M Vehicle, L.P.                                                                         Delaware
M.B. Fitzpatrick Limited                                                                  Ireland
Mactras (Bermuda) Limited                                                                 Bermuda
Marclen Holdings, Inc.                                                                    Delaware
Marclen LLC                                                                               Delaware
Mariners Insurance Agency, Inc.                                                           Massachusetts
Maritime Adjusters, Inc.                                                                  Massachusetts
Marsh & Co. S.p.A.                                                                        Italy
Marsh & McLennan (PNG) Limited                                                            Papua New Guinea
Marsh & McLennan (Singapore) Pte Ltd                                                      Singapore
Marsh & McLennan (South Australia) Pty Ltd                                                Australia
Marsh & McLennan (WA) Pty. Ltd.                                                           Australia
Marsh & McLennan Agencies Pty. Ltd.                                                       Australia
Marsh & McLennan Argentina SA Corredores de Reaseguros                                    Argentina
Marsh & McLennan C&I, GP, Inc.                                                            Delaware
Marsh & McLennan Companies UK Limited                                                     England and Wales
Marsh & McLennan Companies, Inc.                                                          Delaware
Marsh & McLennan Financial Markets, Inc.                                                  Delaware
Marsh & McLennan Finland Oy                                                               Finland
Marsh & McLennan GbR Holdings, Inc.                                                       Delaware
Marsh & McLennan Global Broking (Bermuda) Ltd.                                            Bermuda
Marsh & McLennan GP I, Inc.                                                               Delaware
Marsh & McLennan GP II, Inc.                                                              Delaware
Marsh & McLennan Holdings GmbH                                                            Germany
Marsh & McLennan Holdings II, Inc.                                                        Delaware

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
Marsh & McLennan Holdings Limited                                                         England and Wales
Marsh & McLennan Holdings, Inc.                                                           Delaware
Marsh & McLennan Limited                                                                  Hong Kong
Marsh & McLennan Management Services (Bermuda) Limited                                    Bermuda
Marsh & McLennan Pallas Holdings GmbH                                                     Germany
Marsh & McLennan Pallas Holdings, Inc.                                                    Delaware
Marsh & McLennan Properties (Bermuda) Ltd.                                                Bermuda
Marsh & McLennan Properties, Inc.                                                         Delaware
Marsh & McLennan Real Estate Advisors, Inc.                                               Delaware
Marsh & McLennan Risk Capital Holdings, Ltd.                                              Delaware
Marsh & McLennan Securities Group Limited                                                 England and Wales
Marsh & McLennan Securities International, Ltd.                                           Bermuda
Marsh & McLennan Services Limited                                                         England and Wales
Marsh & McLennan Servicios, S.A. De C.V.                                                  Mexico
Marsh & McLennan Sweden AB                                                                Sweden
Marsh & McLennan Tech GP II, Inc.                                                         Delaware
Marsh & McLennan, Incorporated                                                            Virgin Islands
Marsh (Bahrain) Company WLL                                                               United Arab Emirates
Marsh (Hong Kong) Limited                                                                 Hong Kong
Marsh (Insurance Brokers) LLP                                                             Kazakhstan
Marsh (Insurance Services) Limited                                                        England and Wales
Marsh (Isle of Man) Limited                                                               Isle of Man
Marsh (Jersey) Limited                                                                    Jersey
Marsh (Middle East) Limited                                                               England and Wales
Marsh (Namibia) (Proprietary) Limited                                                     Namibia
Marsh (Proprietary) Limited                                                               Botswana
Marsh (South Africa) (Proprietary) Limited                                                South Africa
Marsh - Insurance Brokers ZAO                                                             Russia
Marsh A/S                                                                                 Denmark
Marsh AB                                                                                  Sweden
Marsh Advanced Risk Services Limited                                                      England and Wales
Marsh Advanced Risk Solutions Limited                                                     England and Wales
Marsh AG                                                                                  Switzerland
Marsh Argentina S.R.L.                                                                    Argentina
Marsh Asia Pacific Management Pty. Ltd.                                                   Australia
Marsh Assessoria e Consultoria Empresarial S/C Ltda.                                      Brazil
Marsh Assistencia e Administracao S/C Ltda.                                               Brazil
Marsh Austria G.m.b.H.                                                                    Austria
Marsh B.V.                                                                                Netherlands

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
Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.                       Mexico
Marsh Broker Japan, Inc.                                                                  Japan
Marsh Canada Limited/Marsh Canada Limitee                                                 Canada
Marsh Canada Securities Limited/Marsh Canada Valeurs Mobilieres Limitee                   Canada
Marsh Captive Management Services Pty. Ltd.                                               Australia
Marsh Caspian Services LLC                                                                Azerbaijan
Marsh CISO Limited                                                                        England and Wales
Marsh Claims Management Services (Canada) Limited                                         Canada
Marsh Commercial Insurance Agencies Pty Ltd.                                              Australia
Marsh Conseil S.A.S.                                                                      France
Marsh Corporate Services (Barbados) Limited                                               Barbados
Marsh Corporate Services Limited                                                          England and Wales
Marsh Corretora de Seguros Ltda.                                                          Brazil
Marsh d.o.o. Beograd                                                                      Serbia & Montenegro
Marsh d.o.o. za posredovanje u osiguranju                                                 Croatia
Marsh Direct                                                                              Korea
Marsh E00D                                                                                Bulgaria
Marsh Employee Benefit Services Limited                                                   England and Wales
Marsh Eurofinance BV                                                                      Netherlands
Marsh Europe S.A.                                                                         Belgium
Marsh Financial Insurance Services of Massachusetts, Inc.                                 Massachusetts
Marsh Financial Services (Guernsey) Limited                                               Guernsey
Marsh Financial Services International Ltd.                                               Bermuda
Marsh Financial Services Limited                                                          England and Wales
Marsh Financial Services Limited                                                          Ireland
Marsh Financial Services of Texas, Inc.                                                   Texas
Marsh Financial Services, Inc.                                                            Indiana
Marsh Financial Services, Inc.                                                            New York
Marsh Georgia Limited                                                                     England and Wales
Marsh Global Broking (Bermuda) Ltd.                                                       Bermuda
Marsh Global Broking (Dublin) Limited                                                     Ireland
Marsh Global Broking GmbH                                                                 Germany
Marsh Global Broking Inc. (Connecticut)                                                   Connecticut
Marsh Global Broking Inc. (Missouri)                                                      Missouri
Marsh Global Broking Inc. (New Jersey)                                                    New Jersey
Marsh Global Broking Inc. (Texas)                                                         Texas
Marsh GmbH                                                                                Germany
Marsh Holding AB                                                                          Sweden
Marsh Holdings (Proprietary) Limited                                                      South Africa
Marsh Holdings B.V.                                                                       Netherlands

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
Marsh Holdings Limited                                                                    England and Wales
Marsh Inc.                                                                                Delaware
Marsh India Private Limited                                                               India
Marsh INSCO LLC                                                                           United Arab Emirates
Marsh Insurance & Investments Corp.                                                       Delaware
Marsh Insurance and Risk Management Consultants Co. Ltd.                                  China
Marsh Insurance Brokers (Malaysia) Sdn Bhd                                                Malaysia
Marsh Insurance Brokers (Private) Limited                                                 Zimbabwe
Marsh Insurance Brokers Limited                                                           England and Wales
Marsh Insurance Services Spolka z.o.o.                                                    Poland
Marsh Intermediaries, Inc.                                                                New York
Marsh International Broking Holdings Limited                                              England and Wales
Marsh International Holdings (Korea) Inc.                                                 Delaware
Marsh International Holdings II, Inc.                                                     Delaware
Marsh International Holdings, Inc.                                                        Delaware
Marsh International Limited                                                               England and Wales
Marsh Ireland Holdings Limited                                                            Ireland
Marsh Ireland Limited                                                                     Ireland
Marsh Israel (1999) Ltd.                                                                  Israel
Marsh Israel (Holdings) Ltd.                                                              Israel
Marsh Israel Consultants Ltd.                                                             Israel
Marsh Israel Insurance Agency Ltd.                                                        Israel
Marsh Japan, Inc.                                                                         Japan
Marsh Kft.                                                                                Hungary
Marsh Kindlustusmaakler AS                                                                Estonia
Marsh Korea, Inc.                                                                         Korea
Marsh Life & Pension Oy                                                                   Finland
Marsh Limited                                                                             England and Wales
Marsh Limited (Fiji)                                                                      Fiji
Marsh Limited (New Zealand)                                                               New Zealand
Marsh Link Limited                                                                        England and Wales
Marsh LLC                                                                                 Ukraine
Marsh LLC Insurance Brokers                                                               Greece
Marsh Ltd.                                                                                Wisconsin
Marsh Ltd. Taiwan Branch                                                                  Taiwan
Marsh Luxembourg SA                                                                       Luxembourg
Marsh Management Services (Barbados), Ltd.                                                Barbados
Marsh Management Services (Bermuda) Ltd.                                                  Bermuda
Marsh Management Services (British Virgin Islands) Ltd                                    British Virgin Islands
Marsh Management Services (Cayman) Ltd.                                                   Cayman Islands

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
Marsh Management Services (Dublin) Limited                                                Ireland
Marsh Management Services (Labuan) Limited                                                Malaysia
Marsh Management Services (Luxembourg) SA                                                 Luxembourg
Marsh Management Services (USVI) Ltd.                                                     Virgin Islands
Marsh Management Services Guernsey Limited                                                Guernsey
Marsh Management Services Inc.                                                            New York
Marsh Management Services Isle of Man Limited                                             Isle of Man
Marsh Management Services Jersey Limited                                                  Jersey
Marsh Management Services Singapore Pte. Ltd.                                             Singapore
Marsh Marine & Energy AB                                                                  Sweden
Marsh Marine & Energy AS                                                                  Norway
Marsh Marine & Energy Limited                                                             England and Wales
Marsh Mercer Holdings Australia Pty Ltd                                                   Australia
Marsh Mercer Pension Fund Trustee Limited                                                 England and Wales
Marsh Micronesia                                                                          Guam
Marsh Norway AS                                                                           Norway
Marsh Oy                                                                                  Finland
Marsh PB Co., Ltd.                                                                        Thailand
Marsh Peru SA Corredores de Seguros                                                       Peru
Marsh Philippines, Inc.                                                                   Philippines
Marsh Placement Inc.                                                                      Illinois
Marsh Placement Services Limited                                                          England and Wales
Marsh Privat, A.I.E.                                                                      Spain
Marsh Professional Risk Consultants (Pty) Limited                                         South Africa
Marsh Pty. Ltd.                                                                           Australia
Marsh Risk Consulting B.V.                                                                Netherlands
Marsh Risk Consulting Services S.r.l.                                                     Italy
Marsh Risk Management Pvt Ltd.                                                            India
Marsh S.A.                                                                                Belgium
Marsh S.A.                                                                                France
Marsh S.A. Corredores De Seguros                                                          Chile
Marsh S.p.A.                                                                              Italy
Marsh S.R.L.                                                                              Romania
Marsh s.r.o.                                                                              Czech Republic
Marsh s.r.o. (Slovakia)                                                                   Slovak Republic
Marsh SA (Argentina)                                                                      Argentina
Marsh SA (Luxembourg)                                                                     Luxembourg
Marsh Saldana Inc.                                                                        Puerto Rico
Marsh San Sigorta Ve Reasurans Brokerligi A.S.                                            Turkey
Marsh Secretarial Services Limited                                                        England and Wales

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
Marsh Services Limited                                                                    England and Wales
Marsh Services S.A.S.                                                                     France
Marsh SIA                                                                                 Latvia
Marsh Singapore Pte Ltd.                                                                  Singapore
Marsh Space Projects Limited                                                              England and Wales
Marsh Specialty Operations Limited                                                        England and Wales
Marsh Spolka z.o.o.                                                                       Poland
Marsh Treasury Services (Dublin) Limited                                                  Ireland
Marsh Treasury Services Limited                                                           England and Wales
Marsh Tunisia S.A.R.L.                                                                    Tunisia
Marsh UK Group Limited                                                                    England and Wales
Marsh UK Limited                                                                          England and Wales
Marsh Ukraine Limited                                                                     England and Wales
Marsh USA (India) Inc.                                                                    Delaware
Marsh USA Agency Inc.                                                                     Texas
Marsh USA Benefits Inc.                                                                   Texas
Marsh USA Inc. (Alabama)                                                                  Alabama
Marsh USA Inc. (Alaska)                                                                   Alaska
Marsh USA Inc. (Arkansas)                                                                 Arkansas
Marsh USA Inc. (Connecticut)                                                              Connecticut
Marsh USA Inc. (Delaware)                                                                 Delaware
Marsh USA Inc. (Idaho)                                                                    Idaho
Marsh USA Inc. (Illinois)                                                                 Illinois
Marsh USA Inc. (Indiana)                                                                  Indiana
Marsh USA Inc. (Kentucky)                                                                 Kentucky
Marsh USA Inc. (Louisiana)                                                                Louisiana
Marsh USA Inc. (Massachusetts)                                                            Massachusetts
Marsh USA Inc. (Michigan)                                                                 Michigan
Marsh USA Inc. (Mississippi)                                                              Mississippi
Marsh USA Inc. (Nevada)                                                                   Nevada
Marsh USA Inc. (Ohio)                                                                     Ohio
Marsh USA Inc. (Oklahoma)                                                                 Oklahoma
Marsh USA Inc. (Pennsylvania)                                                             Pennsylvania
Marsh USA Inc. (Rhode Island)                                                             Rhode Island
Marsh USA Inc. (Texas)                                                                    Texas
Marsh USA Inc. (Utah)                                                                     Utah
Marsh USA Inc. (Virginia)                                                                 Virginia
Marsh USA Inc. (West Virginia)                                                            West Virginia
Marsh USA Risk Services Inc.                                                              Maine
Marsh USA, Inc.                                                                           China

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
Marsh Venezuela C.A.                                                                      Venezuela
Marsh, Lda.                                                                               Portugal
Marsh, Risk Consulting, S.L.                                                              Spain
Marsh, S.A. Mediadores de Seguros                                                         Spain
Marsh-Assureurs Conseils Tchadiens SARL                                                   Chad
Matthiessen Assurans AB                                                                   Sweden
Matthiessen Reinsurance Ltd AB                                                            Sweden
Mearbridge LLC                                                                            Delaware
Mediservice Administradora De Planos De Saude Ltda.B                                      Brazil
Medisure Affinity Services Limited                                                        England and Wales
Medisure Corporate Services Limited                                                       England and Wales
Medisure Trustees Limited                                                                 England and Wales
Mees & Zoonen Argentina SA                                                                Argentina
Members Insurance Club Agency, Inc.                                                       Louisiana
Members Insurance Club Agency, Inc.                                                       Ohio
Mercer Asesores de Seguros SA                                                             Argentina
Mercer Australia Limited                                                                  Australia
Mercer Broking Ltd.                                                                       Taiwan
Mercer Consulting Group Verwaltungs GmbH                                                  Germany
Mercer Consulting Holdings Sdn. Bhd.                                                      Malaysia
Mercer Corredores de Seguros Ltda.                                                        Chile
Mercer Corretora de Seguros Ltda                                                          Brazil
Mercer Cullen Egan Dell Limited                                                           New Zealand
Mercer Delta Consulting Limited                                                           Canada
Mercer Delta Consulting Limited                                                           England and Wales
Mercer Delta Consulting LLC                                                               Delaware
Mercer Delta Consulting SAS                                                               France
Mercer Holdings Canada, Inc.                                                              Delaware
Mercer Holdings, Inc.                                                                     Delaware
Mercer Human Resource Consulting                                                          Turkey
Mercer Human Resource Consulting (S) Pte Ltd                                              Singapore
Mercer Human Resource Consulting a.s.                                                     Czech Republic
Mercer Human Resource Consulting A/S                                                      Denmark
Mercer Human Resource Consulting and Insurance Brokers Limited                            Hungary
Mercer Human Resource Consulting AS                                                       Norway
Mercer Human Resource Consulting B.V.                                                     Netherlands
Mercer Human Resource Consulting CA                                                       Venezuela
Mercer Human Resource Consulting GmbH                                                     Germany
Mercer Human Resource Consulting GmbH                                                     Austria
Mercer Human Resource Consulting Korea Ltd.                                               Korea

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
Mercer Human Resource Consulting Lda.                                                     Portugal
Mercer Human Resource Consulting Limited                                                  Ireland
Mercer Human Resource Consulting Limited                                                  England and Wales
Mercer Human Resource Consulting Limited                                                  Canada
Mercer Human Resource Consulting Limited                                                  Hong Kong
Mercer Human Resource Consulting Limited                                                  China
Mercer Human Resource Consulting LLC                                                      Delaware
Mercer Human Resource Consulting Ltd                                                      Japan
Mercer Human Resource Consulting Ltd                                                      Thailand
Mercer Human Resource Consulting Ltd.                                                     New Zealand
Mercer Human Resource Consulting Ltd.                                                     Taiwan
Mercer Human Resource Consulting Ltda                                                     Brazil
Mercer Human Resource Consulting Ltda.                                                    Chile
Mercer Human Resource Consulting of Indiana, Inc.                                         Indiana
Mercer Human Resource Consulting of Kentucky, Inc.                                        Kentucky
Mercer Human Resource Consulting of Louisiana, Inc.                                       Louisiana
Mercer Human Resource Consulting of Massachusetts, Inc.                                   Massachusetts
Mercer Human Resource Consulting of Michigan, Inc.                                        Michigan
Mercer Human Resource Consulting of Ohio, Inc.                                            Ohio
Mercer Human Resource Consulting of Oklahoma, Inc.                                        Oklahoma
Mercer Human Resource Consulting of Puerto Rico, Inc.                                     Puerto Rico
Mercer Human Resource Consulting of Texas, Inc.                                           Texas
Mercer Human Resource Consulting of Virginia, Inc.                                        Virginia
Mercer Human Resource Consulting OY                                                       Finland
Mercer Human Resource Consulting PT                                                       Indonesia
Mercer Human Resource Consulting Pty Ltd                                                  Australia
Mercer Human Resource Consulting Pvt Ltd                                                  India
Mercer Human Resource Consulting S.A.                                                     France
Mercer Human Resource Consulting SA                                                       Switzerland
Mercer Human Resource Consulting SA                                                       Argentina
Mercer Human Resource Consulting SA de CV                                                 Mexico
Mercer Human Resource Consulting SA-NV                                                    Belgium
Mercer Human Resource Consulting Sdn. Bhd.                                                Malaysia
Mercer Human Resource Consulting SP. Z.O.O.                                               Poland
Mercer Human Resource Consulting Srl                                                      Italy
Mercer Human Resource Consulting, Inc.                                                    Delaware
Mercer Human Resource Consulting, Inc.                                                    Philippines
Mercer Human Resource Consulting, S.L.                                                    Spain
Mercer Inc.                                                                               Delaware
Mercer Insurance Services, Inc.                                                           Massachusetts

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

Mercer Investment Consulting Limited                                                      Ireland
Mercer Investment Consulting, Inc.                                                        Kentucky
Mercer Investment Nominees Ltd                                                            Australia
Mercer Ireland Holdings Limited                                                           Ireland
Mercer Legal (NSW) Pty Ltd                                                                Australia
Mercer Legal Pty Ltd.                                                                     Australia
Mercer Limited                                                                            England and Wales
Mercer Management Consulting AG                                                           Switzerland
Mercer Management Consulting GmbH                                                         Germany
Mercer Management Consulting Group GmbH & Co. KG                                          Germany
Mercer Management Consulting Limited                                                      England and Wales
Mercer Management Consulting Limited                                                      Canada
Mercer Management Consulting S.L.                                                         Spain
Mercer Management Consulting Servicios, S. de R.L. De C.V.                                Mexico
Mercer Management Consulting SNC                                                          France
Mercer Management Consulting, Inc.                                                        Delaware
Mercer Management Consulting, Ltd.                                                        Bermuda
Mercer Management Consulting, S. De R.L. De C.V.                                          Mexico
Mercer Oliver Wyman Actuarial Consulting, Inc                                             Delaware
Mercer Pensionsraadgivning A/S                                                            Denmark
Mercer Personenversicherungs-makler GmbH                                                  Austria
Mercer R.H. SARL                                                                          France
Mercer Risk, Finance and Insurance Consulting Limited                                     Canada
Mercer SA                                                                                 France
Mercer Securities, Inc.                                                                   Delaware
Mercer Services B.V.                                                                      Netherlands
Mercer Sweden AB                                                                          Sweden
Mercer Tax Agents Pty Ltd                                                                 Australia
Mercer Trustees Limited                                                                   Ireland
Mercer Trustees Limited                                                                   England and Wales
Mercer Zainal Consulting Sdn Bhd                                                          Malaysia
Mercer-Faugere & Jutheau SA                                                               France
MercerHR.com LLC                                                                          Delaware
MercerHR.com, Inc.                                                                        Delaware
MMC Capital C&I GP, Inc.                                                                  Delaware
MMC Capital Limited                                                                       England and Wales
MMC Capital Tech GP II, Inc.                                                              Delaware
MMC Capital, Inc.                                                                         Delaware

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                                       14
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
MMC Executive Services, Inc.                                                              Delaware
MMC France S.A.                                                                           France
MMC Realty, Inc.                                                                          New York
MMC Securities Corp.                                                                      Delaware
MMOW Limited                                                                              England and Wales
MMRC LLC                                                                                  Delaware
MMRCH LLC                                                                                 Delaware
MMSC Holdings, Inc.                                                                       Delaware
MMSC Risk Advisors, Inc.                                                                  Delaware
MOW Holding LLC                                                                           Delaware
MPA (International) Limited                                                               England and Wales
Muir Beddal (Zimbabwe) Limited                                                            Zimbabwe
MVM Versicherungsberatungs Gesellschaft m.b.H.                                            Austria
MVM Versicherungsmakler AG                                                                Switzerland
N.V. Algemene Verzekeringsmaatschappij 'De Zee'                                           Netherlands
National Economic Research Associates KK                                                  Japan
National Economic Research Associates, Inc.                                               California
National Economic Research Associates, Inc.                                               Delaware
National Medical Audit                                                                    California
NERA do Brasil Ltda.                                                                      Brazil
NERA S.R.L.                                                                               Italy
NERA UK Limited                                                                           England and Wales
Neuburger Noble Lowndes GmbH                                                              Germany
New S.A.                                                                                  Peru
Niu Marsh Limited                                                                         Papua New Guinea
Noble Lowndes Personal Financial Services Limited                                         England and Wales
Normandy Reinsurance Company Limited                                                      Bermuda
OCR Ltd.                                                                                  Australia
Omega Indemnity (Bermuda) Limited                                                         Bermuda
Organizacion Brockman y Schuh, S.A. de C.V.                                               Mexico
P.I.C. Advisory Services Limited                                                          Ireland
Paladin Reinsurance Corporation                                                           New York
Palamerican Corporation                                                                   Delaware
Pallas Marsh Corretagem de Seguros Ltda.                                                  Brazil
Panagora Asset Management, Inc.                                                           Delaware
Panhandle Insurance Agency, Inc.                                                          Texas
Payment Protection Services Limited                                                       Ireland
Pension Trustees Limited                                                                  England and Wales
Peter Smart Associates Limited                                                            England and Wales

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                                       15
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
PFT Limited                                                                               England and Wales
PI Financial Risk Services (Proprietary) Limited                                          South Africa
PI Indemnity Company, Limited                                                             Ireland
PII Holdings, Inc.                                                                        Massachusetts
Potomac Insurance Managers, Inc.                                                          Delaware
Price Forbes Australia Limited                                                            Australia
Price Forbes Limited                                                                      England and Wales
PRIESTIM SCI                                                                              France
PT. Marsh Indonesia                                                                       Indonesia
PT. Peranas Agung                                                                         Indonesia
Putnam Aviation Holdings, LLC                                                             Delaware
Putnam Capital, LLC                                                                       Delaware
Putnam Fiduciary Trust Company                                                            Massachusetts
Putnam Futures Advisors, Inc.                                                             Massachusetts
Putnam International Advisory Company S.A.                                                Luxembourg
Putnam International Distributors, Ltd.                                                   Cayman Islands
Putnam Investment Holdings, LLC                                                           Delaware
Putnam Investment Management Trust                                                        Massachusetts
Putnam Investment Management, LLC                                                         Delaware
Putnam Investments Argentina, S.A.                                                        Argentina
Putnam Investments Australia Pty Limited                                                  Australia
Putnam Investments Inc.                                                                   Canada
Putnam Investments Limited (Ireland)                                                      Ireland
Putnam Investments Limited (UK)                                                           England and Wales
Putnam Investments Securities Co., Ltd.                                                   Japan
Putnam Investments Trust                                                                  Massachusetts
Putnam Investments Trust II                                                               Massachusetts
Putnam Investments, LLC                                                                   Delaware
Putnam Investor Services, Inc.                                                            Massachusetts
Putnam Retail Management GP, Inc.                                                         Massachusetts
Putnam Retail Management Limited Partnership                                              Massachusetts
Putnam, LLC                                                                               Delaware
R. Mees & Zoonen Holdings B.V.                                                            Netherlands
R.I.A.S. Insurance Services Limited                                                       Scotland
R.W. Gibbon & Son (Underwriting Agencies) Limited                                         England and Wales
Reclaim Consulting Services Limited                                                       England and Wales
Reinmex                                                                                   Mexico
Reinmex de Colombia Corredores de Reaseguos, Ltda.                                        Mexico
Reinmex Florida, Inc.                                                                     Florida
Reinsurance Solutions International, L.L.C.                                               Delaware

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                                       16
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
Reitmulders & Partners B.V.                                                               Netherlands
Resolutions International Limited                                                         Delaware
ReSolutions International Limited                                                         England and Wales
Resource Benefit Associates                                                               Nigeria
Retach Corporation                                                                        Delaware
Retirement Pension Trustee's Limited                                                      Zimbabwe
RIC Management Services Limited                                                           Ireland
Richard Sparrow and Company (International Non Marine) Limited                            England and Wales
Richard Sparrow and Company Limited                                                       England and Wales
Richard Sparrow Holdings Limited                                                          England and Wales
Rivers Group Limited                                                                      England and Wales
RMB-Risk Management Beratungs-GmbH                                                        Germany
Rockefeller Risk Advisors of Florida, Inc.                                                Florida
Rockefeller Risk Advisors, Inc.                                                           New York
RSI Solutions International, Inc.                                                         New York
Sackville House Limited                                                                   England and Wales
SAFCAR Cecar & Jutheau                                                                    Mali
SCIB (Bermuda) Limited                                                                    Bermuda
SCMS Administrative Services, Inc.                                                        Illinois
Seabury & Smith Agency, Inc.                                                              Ohio
Seabury & Smith Group Limited                                                             England and Wales
Seabury & Smith Limited                                                                   England and Wales
Seabury & Smith of Georgia, Inc.                                                          Georgia
Seabury & Smith of Idaho, Inc.                                                            Idaho
Seabury & Smith of Illinois, Inc.                                                         Illinois
Seabury & Smith, Inc. (Delaware)                                                          Delaware
Seabury & Smith, Inc. (Indiana)                                                           Indiana
Seabury & Smith, Inc. (Louisiana)                                                         Louisiana
Seabury & Smith, Inc. (Massachusetts)                                                     Massachusetts
Seabury & Smith, Inc. (Michigan)                                                          Michigan
Seabury & Smith, Inc. (Nevada)                                                            Nevada
Seabury & Smith, Inc. (Oklahoma)                                                          Oklahoma
Seabury & Smith, Inc. (Texas)                                                             Texas
Seabury & Smith, Inc. (Virginia)                                                          Virginia
SEDFEMA Insurance Brokers, Inc.                                                           Philippines
Sedgwick (Bermuda) Limited                                                                Bermuda
Sedgwick (Deutschland) GmbH                                                               Germany
Sedgwick (Holdings) Pty. Limited                                                          Australia
Sedgwick (Isle of Man) Limited                                                            Isle of Man
Sedgwick (PNG) Limited                                                                    Papua New Guinea

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                                       17
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
Sedgwick Affinity Group Services Limited                                                  England and Wales
Sedgwick Africa Holdings (Proprietary) Limited                                            South Africa
Sedgwick Alpha Limited                                                                    England and Wales
Sedgwick Asia Pacific Limited                                                             Australia
Sedgwick Aviation Limited                                                                 England and Wales
Sedgwick Azeri Limited                                                                    England and Wales
Sedgwick Benefits, Inc.                                                                   Utah
Sedgwick Bergvall Holdings AS                                                             Norway
Sedgwick Brimex (Guernsey) Limited                                                        Guernsey
Sedgwick Claims Management Services Limited                                               Ireland
Sedgwick Claims Management Services, Inc.                                                 Illinois
Sedgwick CMS Holdings, Inc.                                                               Delaware
Sedgwick Construction Asia Limited                                                        Hong Kong
Sedgwick Consulting Group Limited                                                         England and Wales
Sedgwick Corporate and Employee Benefits Limited                                          Australia
Sedgwick Corporate Services Limited                                                       Isle of Man
Sedgwick Dineen Group Limited                                                             Ireland
Sedgwick Dineen Ireland Limited                                                           Ireland
Sedgwick Dineen Limited                                                                   Ireland
Sedgwick Dineen Trustees Limited                                                          Ireland
Sedgwick Energy & Marine Limited                                                          England and Wales
Sedgwick Energy (Insurance Services) Inc.                                                 Texas
Sedgwick Energy Limited                                                                   England and Wales
Sedgwick Europe Benefit Consultants B.V.                                                  Netherlands
Sedgwick Far East Limited                                                                 England and Wales
Sedgwick Financial Services (Deutschland) GmbH                                            Germany
Sedgwick Financial Services Consulting Division BV                                        Netherlands
Sedgwick Financial Services Limited                                                       England and Wales
Sedgwick Financial Services, Inc                                                          Delaware
Sedgwick Forbes Middle East Limited                                                       Jersey
Sedgwick Group (Australia) Pty. Limited                                                   Australia
Sedgwick Group (Bermuda) Limited                                                          Bermuda
Sedgwick Group (Netherlands) B.V.                                                         Netherlands
Sedgwick Group (Zimbabwe) Limited                                                         Zimbabwe
Sedgwick Group Limited                                                                    England and Wales
Sedgwick Holding A/S                                                                      Denmark
Sedgwick Holdings (Private) Limited                                                       Zimbabwe
Sedgwick Hung Kai Insurance & Risk Management Consultants Limited                         Hong Kong
Sedgwick Inc.                                                                             New York
Sedgwick Insurance Agencies Pty Limited                                                   Australia

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
Sedgwick Internationaal BV                                                                Netherlands
Sedgwick International Broking Services Limited                                           England and Wales
Sedgwick International Marketing Services Inc                                             Delaware
Sedgwick International Risk Management, Inc.                                              Delaware
Sedgwick Kassman Limited                                                                  Papua New Guinea
Sedgwick Kazakhstan Limited                                                               England and Wales
Sedgwick Life and Benefits, Inc.                                                          Texas
Sedgwick Limited                                                                          England and Wales
Sedgwick Ltd.                                                                             Australia
Sedgwick Management Services (Antigua) Limited                                            Antigua
Sedgwick Management Services (Barbados) Limited                                           Barbados
Sedgwick Management Services (Bermuda) Limited                                            Bermuda
Sedgwick Management Services (Cayman) Limited                                             Cayman Islands
Sedgwick Management Services (Guernsey) Limited                                           Guernsey
Sedgwick Management Services (Ireland)                                                    Ireland
Sedgwick Management Services (Isle of Man) Limited                                        Isle of Man
Sedgwick Management Services (London) Limited                                             England and Wales
Sedgwick Management Services (Private) Limited                                            Zimbabwe
Sedgwick Management Services (Singapore) Pte Limited                                      Singapore
Sedgwick Management Services (U.S.) Ltd.                                                  vermont
Sedgwick Managing General Agency, Inc.                                                    Texas
Sedgwick Noble Lowndes (NZ) Ltd.                                                          New Zealand
Sedgwick Noble Lowndes (PNG) Limited                                                      Papua New Guinea
Sedgwick Noble Lowndes (UK) Limited                                                       England and Wales
Sedgwick Noble Lowndes Actuarial Limited                                                  Australia
Sedgwick Noble Lowndes Asia Pacific Limited                                               Australia
Sedgwick Noble Lowndes B.V.                                                               Netherlands
Sedgwick Noble Lowndes Conseil SA                                                         France
Sedgwick Noble Lowndes Financial Planning Limited                                         Australia
Sedgwick Noble Lowndes Group Limited                                                      England and Wales
Sedgwick Noble Lowndes Insurance Division BV                                              Netherlands
Sedgwick Noble Lowndes Limited                                                            Hong Kong
Sedgwick Noble Lowndes Limited                                                            England and Wales
Sedgwick Noble Lowndes Limited (Ireland)                                                  Ireland
Sedgwick Noble Lowndes North America, Inc.                                                Delaware
Sedgwick Noble Lowndes Trusteeship Services Limited                                       Australia
Sedgwick Northern Ireland Risk Services Limited                                           Northern Ireland
Sedgwick OS Limited                                                                       England and Wales
Sedgwick Overseas Investments Limited                                                     England and Wales
Sedgwick Oy                                                                               Finland

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
Sedgwick Parekh Health Management (Private) Limited                                       India
Sedgwick Pte Ltd                                                                          Singapore
Sedgwick Re Asia Pacific (Consultants) Private Limited                                    Singapore
Sedgwick Re Asia Pacific Limited                                                          Australia
Sedgwick Risk Management & Consultants (Private) Limited                                  Zimbabwe
Sedgwick Risk Services AB                                                                 Sweden
Sedgwick Superannuation Pty Limited                                                       Australia
Sedgwick Sweden Aktiebolag                                                                Sweden
Sedgwick Trustees Limited                                                                 England and Wales
Sedgwick UK Risk Services Limited                                                         England and Wales
Sedgwick Ulster Pension Trustees Limited                                                  Northern Ireland
Settlement Trustees Limited                                                               England and Wales
Shariffuddin-Sedgwick (B) Sdn Bhd                                                         Brunei Darussalam
SIMS Nominees Limited                                                                     England and Wales
SOC Group Plc                                                                             England and Wales
Societe Bargheon S.A.                                                                     France
Societe Conseil Mercer Limitee                                                            Canada
Societe d'Assurances et de Participations Guian S.A.                                      France
Societe Internationale de Courtage d'Assurances et de                                     Burkina Faso
    Reassurances Cecar & Jutheau
Southampton Place Trustee Company Limited                                                 England and Wales
Southern Marine & Aviation Underwriters, Inc.                                             Louisiana
Southern Marine & Aviation, Inc.                                                          Louisiana
Stephen F. Beard, Inc.                                                                    Puerto Rico
Sudzucker Versicherungs-Vermittlungs GmbH                                                 Germany
Sundance B.V.                                                                             Rotterdam
Syndicate and Corporate Management Services Inc.                                          Delaware
Syndicate and Corporate Management Services Limited                                       Bermuda
Technical Insurance Management Services Pty Limited                                       Australia
Terra Nova (Bermuda) Holdings Ltd.                                                        Bermuda
TH Lee Putnam Equity Managers Trust                                                       Massachusetts
TH Lee, Putnam Capital Management, LLC                                                    Delaware
TH Lee, Putnam Capital, LLC                                                               Delaware
The ARC Group LLC                                                                         Delaware
The Carpenter Management Corporation                                                      Delaware
The Financial & Insurance Advice Centre Limited                                           England and Wales
The Marsh Centre Limited                                                                  England and Wales
The Medisure Group Limited                                                                England and Wales
The Putnam Advisory Company Trust                                                         Massachusetts
The Putnam Advisory Company, LLC                                                          Delaware

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                                       20
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
The Schinnerer Group, Inc.                                                                Delaware
Tobelan S.A.                                                                              Uruguay
Tower Hill Limited                                                                        England and Wales
Tower Place Developments (West) Limited                                                   England and Wales
Tower Place Developments Limited                                                          England and Wales
Transbrasil Ltda.                                                                         Brazil
Transglobe Management (Bermuda) Ltd.                                                      Bermuda
Travelgold Mexico, S.A. de C.V.                                                           Mexico
Triad Services, Inc.                                                                      Delaware
Triad Underwriting Management Agency, Inc.                                                Delaware
Troika Insurance Company Limited                                                          England and Wales
U.T.E. Marsh - Aon Gil y Carvajal                                                         Spain
U.T.E. Marsh - Chang                                                                      Spain
U.T.E. Marsh - Disbrok                                                                    Spain
U.T.E. Marsh - Eurobrok                                                                   Spain
U.T.E. Marsh McLennan - Cobian & Cobian                                                   Spain
U.T.E. Marsh McLennan - Cobian & Cobian - La Coruna                                       Spain
UABDB Marsh Lietuva                                                                       Lithuania
UBM Consulting France International Management ConsultantsFr                              France
UBM Consultoria Internacional S/C Ltda.                                                   Brazil
Ulster Insurance Services Limited                                                         Northern Ireland
Uniservice Insurance Service Limited                                                      Bermuda
Unison Management (Bermuda) Limited                                                       Bermuda
Unison Management (Dublin) Limited                                                        Ireland
Unison Management (Finland) Oy                                                            Finland
Unison Management (Scandinavia) AB                                                        Sweden
Unison Technical Services s.c.r.l.                                                        Belgium
Universal Ray S.A.                                                                        Uruguay
Unused Subsidiary, Inc.                                                                   New York
Unused Subsidiary, Inc.                                                                   Texas
Van Vugt & Beukers B.V.                                                                   Netherlands
Victor O. Schinnerer & Company Limited                                                    England and Wales
Victor O. Schinnerer & Company, Inc. (Delaware)                                           Delaware
Victor O. Schinnerer & Company, Inc. (Ohio)                                               Ohio
Victor O. Schinnerer of Illinois, Inc.                                                    Illinois
Victoria Hall Company Limited                                                             Bermuda
Vikela Marsh (Proprietary) Limited                                                        South Africa
VW Versicherungsvermittlungs-GmbH                                                         Germany
Wigham Poland (Hellas) Limited                                                            Greece
Wigham Poland Australia Pty. Limited                                                      Australia

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                                       21
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
Wigham Poland Aviation Limited                                                            England and Wales
Wigham Poland Limited                                                                     England and Wales
Willcox Johnson & Higgins Limited                                                         England and Wales
Willcox, Barringer & Co. (California) Inc.                                                California
William M. Mercer (Aust) Limited                                                          Australia
William M. Mercer (Isle of Man) Limited                                                   Isle of Man
William M. Mercer Cullen Egan Dell Limited                                                Australia
William M. Mercer Europe                                                                  France
William M. Mercer Fraser (Irish Pensioneer Trustees) Limited                              Ireland
William M. Mercer Fraser Limited                                                          England and Wales
William M. Mercer Limited                                                                 England and Wales
William M. Mercer Limited (NZ)                                                            New Zealand
William M. Mercer Philippines, Incorporated                                               Philippines
William M. Mercer Ten Pas B.V.                                                            Netherlands
William M. Mercer-Faugere & Jutheau (S.A.R.L.)                                            France
Wilson McBride, Inc.                                                                      Ohio
Winchester Bowring Limited                                                                England and Wales
WMM Haneveld Investment Consulting B.V.N                                                  Netherlands
WMM Services, Inc.                                                                        Delaware
World Insurance Network Limited                                                           England and Wales
Yarmouth Insurance Limited                                                                Bermuda


                                       22